UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	December 31, 2012

Item 1. Schedule of Investments

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 105.8%
£13,396	Alba PLC, 0.779%, 12/15/38 CMO (k)	$13,989,478
$13,206	American Home Mortgage Assets LLC, 0.50%, 8/25/37 CMO (k)	2,976,891
	American Home Mortgage Investment Trust, CMO (k),
10,648	0.51%, 9/25/45 (i)	8,543,059
9,739	0.81%, 2/25/44	2,533,820
	Banc of America Alternative Loan Trust, CMO,
392	0.61%, 5/25/35 (k)	283,224
369	6.00%, 6/25/46	296,150
	Banc of America Funding Corp., CMO (k),
15,300	zero coupon, 7/26/36 (a)(d)	8,409,015
37,627	0.421%, 4/20/47 (i)	27,399,116
4,612	0.661%, 2/20/35	1,217,033
595	2.909%, 1/20/47	451,920
900	3.044%, 1/25/35	521,779
5,261	3.045%, 3/20/36	4,450,545
	Banc of America Mortgage Trust, CMO (k),
625	2.997%, 10/20/46	349,960
2,682	4.285%, 1/25/36	2,449,513
	Banc of America Re-Remic Trust, CMO (a)(d),
13,000	5.383%, 12/15/16 (i)	13,916,389
38,264	5.634%, 2/17/51 (f)(k)	42,906,817
€4,365	Bancaja FTA, 0.313%, 10/25/37 CMO (k)	4,656,315
	BCAP LLC Trust, CMO (a)(d),
$14,380	3.034%, 5/26/36 (k)	6,877,981
8,051	5.00%, 3/26/35 (k)	6,680,316
27,701	5.049%, 4/26/37 (k)	14,427,320
6,052	5.158%, 10/26/35 (k)	4,142,100
12,810	5.50%, 12/26/35	7,981,361
4,770	5.675%, 7/26/35 (k)	3,139,963
13,016	Bear Stearns ALT-A Trust, 0.41%, 2/25/34 CMO (i)(k)	8,481,381
	Celtic Residential Irish Mortgage Securitisation, CMO (k),
€30,969	0.35%, 11/13/47	32,133,419
5,300	0.384%, 3/18/49	4,892,779
8,895	0.443%, 12/14/48	9,072,785
11,027	0.454%, 4/10/48	11,066,249
$6,309	Chase Mortgage Finance Corp., 5.293%, 3/25/37 CMO (i)(k)	5,454,834
	Citigroup Mortgage Loan Trust, Inc. (k),
2,009	2.57%, 3/25/36	1,854,638
11,018	3.091%, 9/25/37 CMO (i)	8,374,584
	Countrywide Alternative Loan Trust, CMO,
30,511	0.40%, 9/25/46 (i)(k)	19,557,918
64,294	0.762%-1.543%, 12/25/35 IO	2,123,854
34,181	0.94%, 11/25/35 (i)(k)	24,647,997
17,720	1.015%, 11/25/46 (i)(k)	9,835,685
578	5.50%, 2/25/20	579,504
5,827	5.50%, 7/25/35 (i)	5,187,588
20,661	5.50%, 12/25/35 (i)	16,777,111
394	5.50%, 1/25/36	331,205
5,583	5.50%, 4/25/37	4,374,001
567	5.75%, 1/25/36	438,537
19,444	5.75%, 1/25/37 (i)	15,532,158
6,504	5.75%, 4/25/37 (i)	5,533,409
967	6.00%, 6/25/36	796,293
385	6.00%, 12/25/36	280,582
5,261	6.00%, 1/25/37 (i)	4,132,105
675	6.00%, 2/25/37	513,771
13,259	6.00%, 4/25/37 (i)	9,746,723
13,402	6.00%, 5/25/37 (i)	10,517,702
4,979	6.00%, 7/25/37 (i)	4,257,930
23,887	6.94%, 7/25/36 IO (k)	6,398,624
2,621	37.742%, 5/25/37 (b)(k)	4,959,972
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
631	0.51%, 3/25/35 (k)	488,485
4,493	0.55%, 3/25/36 (k)	1,875,120
175	5.00%, 11/25/35	164,821
430	5.50%, 12/25/34	368,444
212	5.50%, 11/25/35	207,916
27,276	5.579%, 6/25/47 (i)(k)	25,159,626
863	6.00%, 7/25/37	741,544
11,583	6.00%, 8/25/37 (i)	10,459,488
11	6.00%, 8/25/37	10,052
604	6.00%, 1/25/38	551,683

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	Credit Suisse Mortgage Capital Certificates, CMO,
$3,000	1.429%, 10/15/21 (a)(d)(k)	$2,692,388
93,812	4.919%, 2/27/47 (a)(d)(f)(i)(k)	61,015,776
15,029	5.093%, 7/26/37 (a)(d)(i)(k)	7,741,509
12,950	5.409%, 2/15/39 (i)(k)	13,779,745
10,000	5.692%, 4/16/49 (a)(d)(i)(k)	11,128,100
13,920	5.896%, 4/25/36	11,301,986
11,208	6.036%, 7/26/49 (a)(d)(k)	5,267,995
7,944	6.50%, 10/25/21 (i)	6,551,797
20,760	6.50%, 7/26/36 (i)	10,535,501
25,481	7.00%, 8/26/36 (a)(d)	10,189,099
5,396	7.00%, 8/27/36 (a)(d)	4,006,499
2,935	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21 CMO	2,527,285
	Diversity Funding Ltd., CMO (k),
£9,976	0.742%, 2/10/46	15,078,805
1,310	1.092%, 2/10/46	1,346,410
1,193	1.592%, 2/10/46	828,782
1,170	2.092%, 2/10/46	318,517
702	3.342%, 2/10/46	85,606
234	5.123%, 2/10/46 (e)	19,176
247	5.223%, 2/10/46 (e)	16,088
€33,634	Emerald Mortgages PLC, 0.23%, 7/15/48 CMO (k)	34,323,372
$15,414	First Horizon Alternative Mortgage Securities, 2.444%, 8/25/35 CMO (k)	3,320,230
1,478	First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37 CMO	1,363,088
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41 CMO (i)	8,174,000
5,761	Greenpoint Mortgage Funding Trust, 0.41%, 12/25/46 CMO (k)	2,076,500
	GSR Mortgage Loan Trust, CMO,
99	3.135%, 11/25/35 (k)	87,270
502	5.50%, 5/25/36 (i)	447,574
2,093	6.50%, 8/25/36 (k)	1,696,918
	Harborview Mortgage Loan Trust, CMO (k),
30	0.40%, 1/19/38	23,025
30,426	0.45%, 3/19/36 (i)	19,781,880
14,853	0.46%, 1/19/36 (i)	9,677,750
16,596	0.861%, 6/20/35 (i)	7,944,365
3,725	1.111%, 6/20/35	848,787
620	Impac CMB Trust, 0.93%, 10/25/34 CMO (i)(k)	482,592
30	Impac Secured Assets Trust 2007-2, 0.32%, 5/25/37 CMO (k)	18,790
9,408	IndyMac IMSC Mortgage Loan Trust 2007-AR1, 3.018%, 6/25/37 CMO (i)(k)	6,026,203
175	Indymac INDA Mortgage Loan Trust, 5.347%, 3/25/37 CMO (k)	147,618
	Indymac Index Mortgage Loan Trust, CMO (k),
7,612	0.41%, 11/25/46 (i)	3,427,673
4,700	0.46%, 2/25/37	1,556,725
743	0.51%, 7/25/36	545,082
369	2.707%, 2/25/35	321,416
	JPMorgan Alternative Loan Trust, CMO (i),
59,383	0.41%, 6/25/37 (k)	29,327,157
13,855	5.85%, 11/25/36 (k)	12,557,832
10,000	5.96%, 12/25/36	7,845,320
5,000	6.31%, 8/25/36	3,523,913
75,997	JPMorgan Chase Commercial Mortgage Securities Corp., 2.052%, 6/15/45 CMO, IO (i)(k)	8,797,096
	JPMorgan Mortgage Trust, CMO (k),
13,152	3.004%, 6/25/37 (i)	10,475,433
10,043	5.524%, 4/25/37 (i)	9,191,796
2,778	5.745%, 10/25/36	2,526,811
9,300	KGS Alpha SBA, 0.847%, 4/25/38 CMO (a)(b)(d)(f)(j) (acquisition cost - $493,598; purchased 10/18/12)	490,047
	Lavendar Trust, CMO (a)(d)(f),
8,050	5.50%, 9/26/35	4,845,703
19,544	6.00%, 11/26/36	11,517,032
10,913	LB Commercial Mortgage Trust, 5.886%, 7/15/44 CMO (i)(k)	12,492,439
	LB-UBS Commercial Mortgage Trust, CMO (k),
301,207	0.138%, 2/15/40 IO (a)(d)	4,217,955
7,751	5.452%, 9/15/39 (i)	8,275,940
	Lehman Mortgage Trust, CMO,
291	5.50%, 11/25/35	293,630
2,672	6.00%, 8/25/36 (i)	2,090,472
1,696	6.00%, 9/25/36	1,340,847
13,093	6.50%, 9/25/37 (i)	10,979,658
50,397	7.25%, 9/25/37 (i)	26,372,695
5,940	Lehman XS Trust, 0.71%, 7/25/47 CMO (k)	473,163
	MASTR Adjustable Rate Mortgages Trust, CMO (k),
33,425	0.41%, 5/25/47 (i)	20,199,003
6,531	0.55%, 5/25/47	1,597,826
	MASTR Alternative Loans Trust, CMO (k),
28,985	0.56%, 3/25/36 (i)	5,411,221
37,044	0.61%, 3/25/36	7,003,731
723	MASTR Asset Securitization Trust, 5.278%, 11/25/33 CMO (a)(d)(k)	113,146
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
11,082	2.613%, 1/26/35 (k)	7,922,470
6,285	2.613%, 2/26/37 (k)	4,430,571
26,634	3.03%, 7/26/35 (i)(k)	16,244,370
4,998	5.32%, 9/26/35 (k)	3,833,684

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$7,969	6.00%, 4/26/36	$4,671,671
	Newgate Funding PLC, CMO (k),
£2,200	0.719%, 12/15/50	2,273,824
€2,750	1.433%, 12/15/50	2,462,364
5,250	1.683%, 12/15/50	4,030,784
£4,150	1.769%, 12/15/50	4,651,612
	Nomura Asset Acceptance Corp., CMO,
$1,151	5.82%, 3/25/47	1,136,085
18,792	6.138%, 3/25/47 (i)	18,550,484
35,833	6.347%, 3/25/47 (i)	35,366,337
€1,750	Opera Finance PLC, 0.51%, 1/15/15 CMO (k)	623,677
	RBSSP Resecuritization Trust, CMO (a)(d),
$10,737	2.94%, 2/26/36 (i)(k)	3,795,022
10,000	6.00%, 3/26/36	5,794,040
18,956	6.67%, 11/21/35 (i)(k)	11,522,166
33,774	7.19%, 11/26/35 (i)(k)	19,266,215
	Residential Accredit Loans Trust, CMO,
14,101	0.39%, 7/25/36 (i)(k)	8,618,870
34,952	0.40%, 5/25/37 (i)(k)	25,103,258
13,160	1.165%, 1/25/46 (i)(k)	8,597,394
2,035	5.901%, 1/25/36 (k)	1,379,419
1,862	6.00%, 8/25/35	1,658,178
1,083	6.00%, 6/25/36	804,668
10,420	6.00%, 8/25/36 (i)	8,215,286
24,737	7.00%, 10/25/37 (i)	19,448,569
	Residential Asset Securitization Trust, CMO,
2,452	5.50%, 7/25/35	2,304,480
5,966	6.25%, 8/25/37	3,354,294
	Residential Funding Mortgage Securities I Trust, CMO,
626	5.85%, 11/25/35	590,202
8,394	5.891%, 8/25/36 (i)(k)	7,471,274
4,658	6.00%, 4/25/37	4,229,417
2,748	Sequoia Mortgage Trust, 0.581%, 7/20/36 CMO (k)	1,852,582
£2,722	Southern Pacific Securities PLC, 4.019%, 12/10/42 CMO (k)	3,781,729
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i)(k),
$7,547	4.787%, 8/25/36	4,831,016
15,782	5.084%, 2/25/37	10,316,875
6,149	5.163%, 4/25/47	4,863,561
	Structured Asset Mortgage Investments, Inc., CMO (k),
5,308	0.38%, 3/25/37	720,934
32,429	0.40%, 7/25/46 (i)	21,699,810
	Suntrust Alternative Loan Trust, CMO (k),
31,240	0.56%, 4/25/36 (i)	7,057,389
8,435	6.94%, 4/25/36 IO	2,561,675
	TBW Mortgage-Backed Trust, CMO (i),
16,102	5.80%, 3/25/37	8,779,701
14,922	6.12%, 3/25/37	8,133,287
35,177	6.50%, 7/25/36	18,121,136
	Vanwall Finance PLC, CMO (k),
£11,691	0.879%, 4/12/16	17,183,770
7,494	1.139%, 4/12/16	10,804,564
	WaMu Mortgage Pass-Through Certificates, CMO (k),
$569	0.67%, 6/25/44	489,333
22,263	0.916%, 6/25/47 (i)	6,924,719
39,798	0.976%, 7/25/47 (i)	31,675,275
938	1.046%, 10/25/46	685,749
3,629	1.145%, 7/25/46	2,735,992
114	1.16%, 2/25/46	104,716
1,719	2.261%, 7/25/47	1,241,635
12,083	5.129%, 3/25/37 (i)	11,050,660
839	5.146%, 2/25/37	795,055
	Washington Mutual Alternative Mortgage Pass-Through Certificates, CMO (i),
24,580	0.45%, 1/25/47 (k)	13,263,682
9,952	6.00%, 4/25/37	7,861,144
1,427	Wells Fargo Alternative Loan Trust, 5.75%, 7/25/37 CMO	1,250,107
28,600	Wells Fargo Mortgage Loan Trust, 5.572%, 4/27/36 CMO (a)(d)(k)	22,186,844
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,486	2.651%, 10/25/35 (k)	1,464,658
994	6.00%, 7/25/36	995,458
1,998	6.00%, 9/25/36	1,986,609
613	6.00%, 4/25/37	575,881
1,499	6.00%, 6/25/37	1,488,767
3,156	6.00%, 8/25/37	3,195,210
Total Mortgage-Backed Securities (cost-$1,245,193,397)		1,384,192,578

CORPORATE BONDS & NOTES - 38.5%
Banking - 12.9%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a)(b)(d)(i)(j) (acquisition cost - $9,100,000; purchased 10/10/12)	9,828,000

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$12,500	Banco do Brasil S.A., 5.875%, 1/19/23 (a)(d)(i)	$13,781,250
€7,100	Caisse Centrale du Credit Immobilier de France S.A., 4.00%, 1/12/18 (i)	9,452,153
	Citigroup, Inc. (i),
3,000	1.458%, 11/30/17 (k)	3,731,397
6,000	4.75%, 2/10/19 (converts to FRN on 2/10/14)	7,691,079
15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (i)	23,290,591
	Eksportfinans ASA (i),
$700	2.00%, 9/15/15	670,398
1,700	5.50%, 5/25/16	1,770,519
1,900	5.50%, 6/26/17	2,000,958
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(b)(d)(i)(j) (acquisition cost - $5,125,000; purchased 5/31/12 - 6/26/12)	6,326,628
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	20,818,726
$36,500	Morgan Stanley, 7.30%, 5/13/19 (i)	44,381,116
	Royal Bank of Scotland NV (i)(k),
€5,446	0.94%, 6/8/15	6,771,666
$5,000	1.011%, 3/9/15	4,757,985
€9,000	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (i)	13,450,332
		168,722,798
Building Materials - 1.2%
$5,000	Corp. GEO S.A.B. De C.V., 9.25%, 6/30/20 (a)(d)(i)	5,425,000
5,000	Desarrolladora Homex S.A.B. De C.V., 9.75%, 3/25/20 (a)(d)(i)	5,450,000
5,000	Urbi Desarrollos Urbanos S.A.B. De C.V., 9.75%, 2/3/22 (a)(d)(i)	4,750,000
		15,625,000
Chemicals - 2.1%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(i)	27,343,950

Coal - 0.4%
5,000	Mongolian Mining Corp., 8.875%, 3/29/17 (a)(d)(i)	5,375,000

Commercial Services - 0.7%
8,550	Stonemor Operating LLC, 10.25%, 12/1/17 (i)	8,849,250

Diversified Financial Services - 6.1%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(i)	8,030,250
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(i)	9,964,224
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.276%, 4/8/16 (k)	996,512
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (i)	29,956,718
$10,000	General Electric Capital Corp., 7.125%, 6/15/22 (g)	11,347,620
3,500	Lazard Group LLC, 6.85%, 6/15/17 (i)	4,048,041
	SLM Corp. (i),
5,000	6.00%, 1/25/17	5,437,500
6,245	7.25%, 1/25/22	6,916,338
17,950	Toll Road Investors Partnership II L.P. zero coupon, 2/15/45 (NPFGC) (a)(b)(d)(j) (acquisition cost - $2,956,405; purchased 11/20/12)	3,046,908
		79,744,111
Electric Utilities - 0.6%
5,000	Edison Mission Energy, 7.00%, 5/15/17 (e)	2,675,000
	Energy Future Intermediate Holding Co. LLC,
3,100	6.875%, 8/15/17 (a)(d)(i)	3,317,000
1,700	10.00%, 12/1/20	1,925,250
		7,917,250
Engineering & Construction - 0.9%
11,731	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (i)	11,349,265

Food & Beverage - 0.7%
2,500	BRF - Brasil Foods S.A., 5.875%, 6/6/22 (a)(d)(i)	2,762,500
5,000	Minerva Luxembourg S.A., 12.25%, 2/10/22 (a)(d)(i)	6,012,500
		8,775,000
Household Products/Wares - 1.8%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (i)	7,021,190
	Reynolds Group Issuer, Inc. (i),
6,000	6.875%, 2/15/21	6,495,000
9,000	7.875%, 8/15/19	10,057,500
		23,573,690
Insurance - 1.3%
£8,500	American International Group, Inc., 8.625%, 5/22/68 (converts to FRN on 5/22/18) (i)	16,892,465

Lodging - 0.3%
$12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(e)(j) (acquisition cost - $4,320,000; purchased 6/28/12)	4,320,000

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Miscellaneous Manufacturing - 0.0%
$700	Colt Defense LLC, 8.75%, 11/15/17	$460,250

Oil & Gas - 2.4%
5,000	Afren PLC, 10.25%, 4/8/19 (i)	5,874,140
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (i)	5,501,750
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(i)	15,113,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (i)	4,830,000
		31,319,390
Pharmaceuticals - 0.2%
2,764	Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (i)	2,584,340

Pipelines - 1.6%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(i)	16,774,500
3,900	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(i)	3,529,500
		20,304,000
Retail - 2.8%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18	3,171,637
500	Enterprise Inns PLC, 6.50%, 12/6/18	791,107
3,969	Punch Taverns Finance PLC, 6.82%, 7/15/20 (i)	6,366,528
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (k)	15,652,225
6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	10,604,409
		36,585,906
Software - 0.8%
	First Data Corp. (a)(d)(i),
$5,000	7.375%, 6/15/19	5,200,000
5,000	8.75%, 1/15/22 PIK	5,137,500
		10,337,500
Telecommunications - 1.2%
8,500	Nokia Oyj, 5.375%, 5/15/19 (i)	8,138,750
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (i)	8,041,250
		16,180,000
Transportation - 0.5%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(i)	6,889,848
350	Western Express, Inc., 12.50%, 4/15/15 (a)(b)(d)(j) (acquisition cost - $210,250; purchased 11/13/12 - 12/14/12)	217,000
		7,106,848
Total Corporate Bonds & Notes (cost-$441,281,814)		503,366,013

ASSET-BACKED SECURITIES - 23.6%
	Bear Stearns Asset-Backed Securities Trust (k),
4,000	0.76%, 6/25/36	2,728,218
582	2.724%, 10/25/36	339,503
2,917	Bombardier Capital Mortgage Securitization Corp., 7.44%, 12/15/29 (i)(k)	1,855,646
	Citigroup Mortgage Loan Trust, Inc.,
674	5.852%, 5/25/36	423,882
3,976	5.923%, 3/25/36	2,838,245
	Conseco Finance Securitizations Corp.,
11,015	7.96%, 5/1/31	9,465,274
18,333	7.97%, 5/1/32 (i)	13,665,343
32,649	8.20%, 5/1/31 (i)	28,691,144
9,740	9.163%, 3/1/33 (i)(k)	8,757,015
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (i)(k)	6,776,280
	Countrywide Asset-Backed Certificates,
15,000	0.38%, 6/25/47 (i)(k)	11,039,992
5,826	0.41%, 4/25/36 (i)(k)	4,773,507
35	1.01%, 3/25/33 (k)	30,391
2,405	1.59%, 12/25/32 (k)	1,857,769
1,527	4.915%, 2/25/36 (k)	1,394,128
2,697	5.348%, 7/25/36 (k)	2,260,785
4,505	5.505%, 4/25/36 (k)	3,912,812
4,713	5.588%, 8/25/36 (k)	4,085,177
5,321	5.657%, 3/25/34 (k)	5,832,002
555	5.859%, 10/25/46	369,606
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.935%, 10/25/36 (a)(d)(f)	8,969,746
13,280	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (i)	11,410,804
	EMC Mortgage Loan Trust (a)(d)(k),
294	0.66%, 12/25/42	237,555
14,443	0.68%, 4/25/42 (i)	11,264,552

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,658	2.46%, 4/25/42	$623,464
12,454	GMAC Mortgage Corp. Loan Trust, 6.249%, 12/25/37 (i)	10,728,395
4,949	GSAA Trust, 6.205%, 3/25/46	4,750,521
2,065	Home Equity Mortgage Loan Asset-Backed Trust, 7.487%, 12/25/31	947,977
13,289	Lehman XS Trust, 6.17%, 6/25/46 (i)	11,490,183
314	Long Beach Mortgage Loan Trust, 1.26%, 2/25/34 (k)	270,431
27,500	Morgan Stanley Home Equity Loan Trust, 0.44%, 4/25/37 (i)(k)	14,331,446
	Oakwood Mortgage Investors, Inc. (k),
9,690	5.92%, 9/15/17	4,808,153
5,913	6.61%, 2/15/21	3,228,999
26,893	7.40%, 7/15/30 (i)	19,446,455
7,682	7.405%, 12/15/30	4,635,858
6,418	7.84%, 11/15/29 (i)	6,376,131
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.46%, 8/25/35 (k)	1,494,803
8,422	5.105%, 7/25/35 (i)	6,187,618
10,421	RASC Trust, 0.37%, 6/25/36 (i)(k)	9,344,490
44	Renaissance Home Equity Loan Trust, 0.71%, 12/25/33 (k)	41,905
11,872	Residential Asset Mortgage Loan Trust, 1.185%, 4/25/34 (i)(k)	8,207,217
2,394	Soundview Home Equity Loan Trust, 5.552%, 10/25/36 (i)	1,815,800
	South Coast Funding (a)(d)(f)(k),
199,077	0.611%, 1/6/41	48,970,241
6,027	0.611%, 1/6/41 (b)(j) (acquisition cost - $1,190,242; purchased 11/8/12)	1,499,363
8,564	Structured Asset Securities Corp., 6.21%, 5/25/32 (k)	3,718,540
1,901	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (k)	2,095,678
380	Vanderbilt Mortgage Finance, 9.25%, 11/7/32 (k)	386,470
Total Asset-Backed Securities (cost-$283,720,502)		308,379,514

SENIOR LOANS (a)(c)- 7.0%
Auto Components - 0.9%
11,940	Keystone Automotive Operations, Inc., 9.75%, 2/15/16, Term B (b)(j) (acquisition cost - $11,844,302; purchased 7/19/12 - 8/8/12)	12,119,103

Diversified Financial Services - 1.0%
	RFC Borrower LLC,
7,500	5.00%, 11/18/13	7,546,875
6,000	6.75%, 11/18/13	6,075,000
		13,621,875
Financial Services - 2.1%
27,000	Springleaf Finance Corp., 5.50%, 5/10/17	26,890,326

Food & Beverage - 0.5%
5,985	Candy Intermediate Holdings, Inc., 7.50% - 8.50%, 6/18/18	6,059,812

Hotels/Gaming - 1.2%
15,200	Stockbridge SBE Holdings, LLC., 13.00%, 5/2/17, Term B (b)(j) (acquisition cost - $14,963,250; purchased 5/30/12 - 7/10/12)	15,181,000

Telecommunications - 1.3%
17,588	Univision Communications, Inc., 4.462%, 3/31/17	17,333,786
Total Senior Loans (cost-$87,605,632)		91,205,902

U.S. GOVERNMENT AGENCY SECURITIES (k)- 4.6%
Fannie Mae - 4.1%
27,633	5.71%, 7/25/41, CMO, IO	3,513,626
37,754	5.86%, 10/25/40, CMO, IO (i)	5,391,348
2,899	6.09%, 1/25/38, CMO, IO	407,117
1,475	6.14%, 12/25/37, CMO, IO	232,110
3,207	6.19%, 12/25/37, CMO, IO	484,929
940	6.20%, 6/25/37, CMO, IO	94,686
11,553	6.23%, 3/25/37, CMO, IO	1,725,932
74,924	6.23%, 4/25/37, CMO, IO (i)	10,896,291
2,972	6.24%, 4/25/37, CMO, IO	550,938
753	6.29%, 2/25/37, CMO, IO	126,029
2,382	6.31%, 9/25/37, CMO, IO	485,892
81,780	6.35%, 6/25/41, CMO, IO (i)	13,562,715
557	6.39%, 11/25/35, CMO, IO	89,113
773	6.44%, 11/25/36, CMO, IO	105,615
2,675	6.51%, 6/25/37, CMO, IO	440,777
6,601	6.54%, 10/25/35, CMO, IO	1,109,612
5,961	6.56%, 5/25/37, CMO, IO	1,187,056
6,928	6.59%, 11/25/36, CMO, IO	1,362,479
7,214	6.77%, 3/25/38, CMO, IO	1,612,354
5,653	6.79%, 2/25/38, CMO, IO	959,020
5,202	6.89%, 6/25/23, CMO, IO	896,033

PIMCO Dynamic Income Fund Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$5,985	11.903%, 1/25/41, CMO (b)(i)	$7,770,993
		53,004,665
Freddie Mac - 0.5%
1,191	6.201%, 5/15/37, CMO, IO	187,124
7,899	6.261%, 7/15/36, CMO, IO	1,339,025
3,253	6.371%, 9/15/36, CMO, IO	524,909
7,933	6.491%, 4/15/36, CMO, IO	1,231,229
5,562	7.571%, 9/15/36, CMO, IO	1,435,111
602	13.909%, 9/15/41, CMO (b)	746,893
805	16.352%, 9/15/34, CMO (b)	979,919
		6,444,210
Total U.S. Government Agency Securities (cost-$61,175,980)		59,448,875

Shares
CONVERTIBLE PREFERRED STOCK - 0.9%
Aerospace & Defense - 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	3,899,700

Electric Utilities - 0.6%
151,700	PPL Corp., 8.75%, 5/1/14	8,150,841
Total Convertible Preferred Stock (cost-$11,480,278)		12,050,541

Principal Amount (000s)
U.S. TREASURY OBLIGATIONS - 0.2%
$2,675	U.S. Treasury Notes, 0.75%, 12/15/13 (h) (cost-$2,689,341)	2,689,630

SHORT-TERM INVESTMENTS - 12.6%
Repurchase Agreements - 8.6%
6,700	Banc of America Securities LLC, dated 12/31/12, 0.23%, due 1/2/13, proceeds $6,700,086; collateralized by U.S. Treasury Notes, 0.125%, due 12/31/14, valued at $6,834,965 including accrued interest	6,700,000
35,900	JPMorgan Securities, Inc., dated 12/31/12, 0.25%, due 1/2/13, proceeds $35,900,499; collateralized by U.S. Treasury Notes, 1.75% - 1.875%, due 6/30/15 - 7/31/15, valued at $36,670,118 including accrued interest	35,900,000
138	State Street Bank and Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $138,000; collateralized by Freddie Mac, 2.06%, due 10/17/22, valued at $144,822 including accrued interest	138,000
70,200	TD Securities (USA) LLC, dated 12/31/12, 0.23%, due 1/2/13, proceeds $70,200,897; collateralized by U.S. Treasury Notes, 1.375% - 10.625% due 8/15/15 - 11/30/15, valued at $73,216,059 including accrued interest	70,200,000
Total Repurchase Agreements (cost-$112,938,000)		112,938,000

U.S. Treasury Obligation (h)(l)- 4.0%
52,940	U.S. Treasury Bills, 0.122%-0.206%, 2/7/13-12/12/13 (cost-$52,895,766)	52,909,471
Total Short-Term Investments (cost-$165,833,766)		165,847,471

Total Investments (cost-$2,298,980,710) (m)-193.2%		2,527,180,524
Liabilities in excess of other assets-(93.2)%		(1,219,411,017)
Net Assets-100.0%		$1,307,769,507

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (“the Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $662,739,445, representing 50.7% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2012.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $180,214,725, representing 13.8% of net assets.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)	Restricted. The aggregate acquisition cost of such securities is $50,203,047. The aggregate market value is $53,028,049, representing 4.1% of net assets.

(k)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2012.

(l)	Rates reflect the effective yields at purchase date.

(m)

At December 31, 2012, the cost basis of portfolio securities of $2,298,980,710 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $236,057,735; gross unrealized depreciation was $7,857,921; and net unrealized appreciation was $228,199,814.

(n)	Credit default swap agreements outstanding at December 31, 2012:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Market Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Nokia Oyj	€2,000	5.97%	6/20/17	5.00%	$(92,913)	$(250,220)	$157,307
Credit Suisse First Boston:
Markit ABX.HE Index 6-2	$40,184	†	5/25/46	0.17%	(35,730,137)	(35,713,093)	(17,044)
Nokia Oyj	€3,000	5.97%	6/20/17	5.00%	(139,368)	(568,125)	428,757
Nokia Oyj	2,000	6.20%	9/20/17	5.00%	(121,244)	(431,885)	310,641
Goldman Sachs:
Markit ABX.HE Index 6-1	$14,935	†	7/25/45	0.54%	(12,948,999)	(13,012,399)	63,400
Morgan Stanley:
JC Penney Corp., Inc.	5,000	8.97%	6/20/17	5.00%	(668,502)	(400,000)	(268,502)
JC Penney Corp., Inc.	5,000	9.15%	9/20/17	5.00%	(724,495)	(412,500)	(311,995)
					$(50,425,658)	$(50,788,222)	$362,564

†	Credit spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)	Interest rate swap agreements outstanding at December 31, 2012:

Centrally cleared interest rate swaps:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Appreciation (Depreciation)

Credit Suisse First Boston (CME)	$200,000	6/19/20	3-Month USD-LIBOR	1.25%	$(2,743,758)	$(1,371,758)
Credit Suisse First Boston (CME)	134,000	6/20/22	4.00%	3-Month USD-LIBOR	(27,631,662)	1,706,755
Morgan Stanley (CME)	184,000	3/20/43	2.75%	3-Month USD-LIBOR	2,471,322	1,588,122

					$(27,904,098)	$1,923,119

(p)	Forward foreign currency contracts outstanding at December 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
99,000 British Pound settling 3/12/13	Credit Suisse First Boston	$160,054	$160,787	$733
169,000 British Pound settling 3/12/13	HSBC Bank	274,833	274,474	(359)
111,000 British Pound settling 3/12/13	JPMorgan Chase	179,396	180,276	880
164,000 British Pound settling 3/12/13	Royal Bank of Scotland	264,256	266,354	2,098
962,000 Euro settling 3/18/13	Barclays Bank	1,268,743	1,270,631	1,888
3,946,000 Euro settling 3/18/13	Credit Suisse First Boston	5,199,842	5,211,967	12,125
104,000 Euro settling 3/18/13	UBS	135,349	137,366	2,017
Sold:
54,959,000 British Pound settling 3/12/13	Bank of America	88,500,093	89,259,420	$(759,327)
46,627,000 Euro settling 3/18/13	Barclays Bank	60,878,170	61,586,003	(707,833)
55,655,000 Euro settling 3/18/13	Citigroup	72,614,819	73,510,391	(895,572)
3,747,000 Euro settling 3/18/13	Deutsche Bank	4,901,271	4,949,123	(47,852)
650,000 Euro settling 3/18/13	HSBC Bank	861,578	858,535	3,043
3,136,000 Euro settling 3/18/13	UBS	4,151,844	4,142,100	9,744
				$(2,378,415)

(q)

At December 31, 2012, the Fund pledged $13,105,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.  The Cash collateral held, $405,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(r)	Open reverse repurchase agreements at December 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.36%	12/21/12	1/18/13	$25,436,525	$25,424,999
Barclays Bank	0.28	11/29/12	1/29/13	8,722,705	8,720,415
	0.30	12/27/12	1/28/13	10,686,292	10,685,757
	0.65	12/6/12	1/4/13	7,058,439	7,055,000
	0.65	12/19/12	2/6/13	8,933,258	8,931,000
	0.70	8/24/12	2/25/13	3,829,730	3,820,000
	0.71	12/20/12	3/20/13	11,659,989	11,657,000
	0.71	12/21/12	3/20/13	15,875,756	15,872,000
	0.71	12/24/12	1/24/13	28,565,068	28,559,998
	0.71	12/24/12	3/25/13	28,377,036	28,372,000
	0.75	10/1/12	1/4/13	33,612,999	33,548,000
	0.75	11/27/12	2/27/13	33,578,165	33,553,000
	0.75	11/28/12	2/27/13	2,781,062	2,779,000
	0.75	12/31/12	4/4/13	42,207,000	42,207,000
	1.00	11/22/12	1/22/13	14,804,644	14,788,180
	1.10	8/24/12	2/25/13	10,507,893	10,466,000
	1.165	10/26/12	1/25/13	45,955,906	45,855,000
	1.558	12/18/12	3/19/13	5,656,670	5,653,000
	1.56	12/20/12	3/20/13	12,535,057	12,528,000
	1.56	12/21/12	3/22/13	11,257,851	11,252,000
	1.561	12/5/12	3/5/13	5,810,045	5,803,000
	1.561	12/12/12	3/8/13	5,861,332	5,856,000
	1.563	11/1/12	2/1/13	2,530,794	2,524,000
	1.566	10/24/12	1/24/13	8,973,241	8,946,000
Citigroup	1.009	11/28/12	2/1/13	6,436,308	6,430,000
Credit Suisse First Boston	0.50	12/18/12	3/19/13	21,134,402	21,130,000
	0.60	12/17/12	1/17/13	5,015,265	5,013,945
	1.50	11/19/12	1/18/13	4,732,584	4,724,125
	1.60	11/13/12	1/16/13	19,064,271	19,022,000
	1.60	11/15/12	1/17/13	25,591,479	25,537,000
	1.60	11/16/12	1/18/13	48,315,716	48,215,000
	1.60	11/19/12	1/22/13	38,757,645	38,682,000
	1.60	11/26/12	1/28/13	9,051,861	9,037,000
	1.60	11/27/12	1/28/13	3,887,281	3,881,000
	1.60	12/3/12	2/4/13	63,501,556	63,417,000
	1.60	12/18/12	2/13/13	4,005,669	4,003,000
	1.70	10/24/12	1/24/13	10,489,560	10,455,000
Deutsche Bank	0.50	6/29/12	6/28/14	5,086,176	5,073,000
	0.60	11/28/12	2/28/13	3,839,238	3,837,000
	0.75	9/28/12	1/2/13	43,256,340	43,170,000
	0.75	12/31/12	4/2/13	43,502,000	43,502,000

	0.75%	12/31/12	4/3/13	$9,089,000	$9,089,000
	0.78	10/5/12	1/4/13	11,616,357	11,594,000
JPMorgan Chase	1.513	10/31/12	1/25/13	43,437,708	43,323,000
Morgan Stanley	1.20	12/31/12	3/5/13	18,850,000	18,850,000
	1.25	10/30/12	1/2/13	18,621,289	18,580,000
Royal Bank of Canada	0.55	12/21/12	3/13/13	9,349,714	9,348,000
	1.31	11/9/12	2/11/13	7,719,138	7,704,000
	1.311	11/27/12	2/27/13	15,316,053	15,296,000
	1.311	12/11/12	3/11/13	15,638,519	15,626,000
	1.312	11/6/12	2/7/13	14,935,963	14,905,000
	1.312	11/7/12	2/8/13	57,790,704	57,673,000
	1.313	10/29/12	1/29/13	17,281,873	17,241,000
	1.351	10/9/12	1/9/13	34,377,310	34,268,000
	2.31	11/14/12	5/14/14	63,820,032	63,620,000
Royal Bank of Scotland	1.208	11/27/12	1/2/13	21,589,048	21,563,000
	1.209	12/17/12	1/17/13	10,907,858	10,902,000
	1.209	12/31/12	1/29/13	22,322,000	22,322,000
	1.559	12/17/12	1/7/13	8,303,750	8,298,000
	1.559	12/17/12	1/17/13	28,302,597	28,283,000
	1.559	12/31/12	2/4/13	10,538,000	10,538,000
	1.56	12/21/12	1/24/13	2,188,137	2,187,000
	1.564	12/4/12	1/3/13	10,742,517	10,729,000
	1.66	12/5/12	3/5/13	7,016,047	7,007,000
	1.69	10/16/12	1/18/13	5,412,747	5,393,000
UBS	0.60	11/26/12	1/23/13	40,795,858	40,770,918
	0.65	12/21/12	6/21/13	26,022,637	26,017,000
	0.70	11/26/12	1/23/13	12,063,979	12,055,375
	1.434	10/17/12	1/17/13	7,346,464	7,324,000
	2.617	9/26/12	10/4/13	3,258,049	3,235,000
					$1,293,726,712

(s)

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended December 31, 2012 for the Fund was $866,492,493, at a weighted average interest rate of 1.19%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2012 was $1,512,813,350.

At December 31, 2012, the Fund held $3,032,551 in principal value of U.S. Treasury Obligations, $1,636,189 in Mortgage-Backed Securities and $4,840,000 in cash as collateral for reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the fiscal period ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at December 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$1,263,417,203	$120,775,375	$1,384,192,578
Corporate Bonds & Notes	—	503,366,013	—	503,366,013
Asset-Backed Securities	—	248,940,164	59,439,350	308,379,514
Senior Loans:
Hotels/Gaming	—	—	15,181,000	15,181,000
All Other	—	76,024,902	—	76,024,902
U.S. Government Agency Securities	—	59,448,875	—	59,448,875
Convertible Preferred Stock	12,050,541	—	—	12,050,541
U.S. Treasury Obligations	—	2,689,630	—	2,689,630
Short-Term Investments	—	165,847,471	—	165,847,471
Total Investments in Securities - Assets	$12,050,541	$2,319,734,258	$195,395,725	$2,527,180,524
Other Financial Instruments* - Assets
Credit Contracts	$—	$960,105	$—	$960,105
Foreign Exchange Contracts	—	32,528	—	32,528
Interest Rate Contracts	—	3,294,877	—	3,294,877
Total Other Financial Instruments* - Assets	$—	$4,287,510	$—	$4,287,510
Other Financial Instruments* - Liabilities
Credit Contracts	$—	$(597,541)	$—	$(597,541)
Foreign Exchange Contracts	—	(2,410,943)	—	(2,410,943)
Interest Rate Contracts	—	(1,371,758)	—	(1,371,758)
Total Other Financial Instruments* - Liabilities	$—	$(4,380,242)	$—	$(4,380,242)
Total Investments	$12,050,541	$2,319,641,526	$195,395,725	$2,527,087,792

At December 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the fiscal period ended December 31, 2012, was as follows:

	Beginning Balance 5/30/12**	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/12
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$112,462,861	$(3,001,293)	$111,434	$1,138,801	$10,063,572	$—	$—	$120,775,375
Asset-Backed Securities	—	52,827,405	(1,049,951)	629,260	823,754	6,208,882	—	—	59,439,350
Senior Loans	—	14,963,250	—	25,834	—	191,916	—	—	15,181,000
Totals	$—	$180,253,516	$(4,051,244)	$766,528	$1,962,555	$16,464,370	$—	$—	$195,395,725

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2012:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$120,285,328	Benchmark Pricing	Security Price Reset	$58.93-$112.14
Mortgage-Backed Securities	490,047	Market Comparable Security	Security Price Reset	$5.27
Asset-Backed Securities	59,439,350	Benchmark Pricing	Security Price Reset	$24.60-83.05
Senior Loans	15,181,000	Third-Party Pricing Vendor	Single Broker Quote	$99.88
Total Investments	$195,395,725

* Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Commencement of Operations

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at December 31, 2012 was $16,464,370.

Glossary:

ABS - Asset-Backed Securities

ABX - Asset-Backed Securities Index

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

£ - British Pound

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

PIK - Payment-in-Kind

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Income Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 22, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 22, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 22, 2013